Exhibit 10.3

FOURTH AMENDMENT TO THE
364-DAY REVOLVING CREDIT AGREEMENT
among
FORD MOTOR COMPANY,
The Subsidiary Borrowers from Time to Time Parties Thereto,
The Several Lenders from Time to Time Parties Thereto
and
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent,
Dated as of June 23, 2022,
as Amended by the First Amendment dated as of October 26, 2022, as Amended by the Second Amendment dated as of April 26, 2023 and as Amended by the Third Amendment dated as of April 22, 2024

JPMorgan Chase Bank, N.A.,
as Bookrunner and Lead Arranger
Banco Bradesco S.A., Barclays Bank PLC, BNP Paribas Securities Corp., BOFA Securities, Inc., Citibank, N.A., Commerzbank AG, New York Branch, Credit Agricole Corporate and Investment Bank, Deutsche Bank Securities Inc., Goldman Sachs Bank USA, Lloyds Bank Corporate Markets plc, Mizuho Bank, Ltd., Morgan Stanley MUFG Loan Partners LLC, RBC Capital Markets1, Societe Generale, Sumitomo Mitsui Banking Corporation, Wells Fargo Securities, LLC,
as Bookrunners and Lead Arrangers
Banco Bradesco S.A., Bank of America, N.A., Barclays Bank PLC, BNP Paribas, Citibank, N.A., Commerzbank AG, New York Branch, Credit Agricole Corporate and Investment Bank, Deutsche Bank Securities Inc., Goldman Sachs Bank USA, Lloyds Bank Corporate Markets plc, Mizuho Bank, Ltd., Morgan Stanley MUFG Loan Partners LLC, RBC Capital Markets, Societe Generale, Sumitomo Mitsui Banking Corporation, Wells Fargo Bank, National Association,
as Co-Syndication Agents
Credit Agricole Corporate and Investment Bank
as Lead Sustainability Structuring Agent
J.P. Morgan Securities LLC,
as Co-Sustainability Structuring Agent
1 RBC Capital Markets is a brand name for the capital markets activities of Royal Bank of Canada and its affiliates consistent with prior practice.

FOURTH AMENDMENT, dated as of April 17, 2025 (this “Amendment Agreement”) to the 364-Day Revolving Credit Agreement dated as of June 23, 2022, as amended as of April 26, 2023 and as further amended as of April 22, 2024 (as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and as amended by this Amendment Agreement, the “Credit Agreement”) among Ford Motor Company (the “Company”), the Subsidiary Borrowers (as defined in the Existing Credit Agreement) from time to time party thereto, the several lenders and other parties from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), Credit Agricole Corporate and Investment Bank, as Lead Sustainability Structuring Agent (the “Lead Sustainability Structuring Agent”), and J.P. Morgan Securities LLC, as Co-Sustainability Structuring Agent (the “Co-Sustainability Structuring Agent”). Unless otherwise defined herein, terms defined in the Existing Credit Agreement and used herein shall have the meanings given to them in the Existing Credit Agreement.
WHEREAS, the Company has requested an amendment to the Existing Credit Agreement pursuant to which (a) some or all of the existing Lenders will agree to (i) increase, decrease or maintain, as applicable, the amount of their existing Commitments and (ii) extend, to April 16, 2026, the maturity of their existing (or increased or decreased) Commitments, (b) certain financial institutions not currently Lenders will become Lenders with Commitments maturing on April 16, 2026 and (c) certain provisions of the Existing Credit Agreement will be amended; and
WHEREAS, in order to effect the foregoing, the Company and the other parties hereto desire to amend, as of the Amendment Effective Date (as defined in Section 4 below), the Existing Credit Agreement and to enter into certain other agreements set forth herein, in each case subject to the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.Amendment of the Existing Credit Agreement. Effective as of the Amendment Effective Date, the Existing Credit Agreement is hereby amended as follows:
(a)the definition of “Revolving Termination Date” in Section 1.1 shall be amended and restated to read in its entirety as follows:
“‘Revolving Termination Date’: as to any Lender, April 16, 2026.”
(b)each usage of the term “Third Amendment Effective Date” in the Credit Agreement (except in the definitions of “Third Amendment Effective Date” and “Third Amendment”) shall be replaced with the term “Fourth Amendment Effective Date”.
(c)Section 1.1 shall be amended by inserting the following definitions in their respective alphabetical locations therein:
“‘Fourth Amendment’: that certain Fourth Amendment dated as of the Fourth Amendment Effective Date among the Company, the Administrative Agent, the Lenders and the other parties thereto.”
“‘Fourth Amendment Effective Date’: April 17, 2025.”
(d)clause (b) of Section 2.5 shall be amended by replacing the phrase “Following the Third Amendment” in the second sentence thereof with the phrase “Following the Fourth Amendment”.

(e)Schedule 1.1A (Commitments) to the Existing Credit Agreement is hereby amended and restated in its entirety to reflect (i) the elections made by the Lenders party hereto that elect to (A) increase, decrease or maintain, as applicable, the amount of their existing Commitments and (B) extend the Revolving Termination Date in respect of their existing (or increased or decreased) Commitments (with respect to the Commitments so extended, each an “Extending Lender”, and collectively, the “Extending Lenders”) to April 16, 2026 and (ii) the addition of the additional financial institutions party hereto as new Lenders with new Commitments (each, a “New Lender”), in each case in the amounts set forth on such modified Schedule 1.1(A) (Commitments). Each Lender party hereto hereby authorizes the Administrative Agent to compile such modified Schedule 1.1A (Commitments) reflecting such elections, increases and decreases, and attach such modified Schedule 1.1A (Commitments) to the Credit Agreement.
Except as set forth above, all schedules and exhibits to the Existing Credit Agreement, in the forms thereof in effect immediately prior to the Amendment Effective Date, will continue to be schedules and exhibits to the Credit Agreement.
Section 2.Waiver. Pursuant to Section 10.1(a) of the Existing Credit Agreement, the Company and the Required Lenders hereby waive Section 2.13(a) of the Credit Agreement to the extent necessary to permit the increases, decreases and extensions, on a non-pro-rata basis, of the Commitments of Extending Lenders contemplated by this Amendment Agreement set forth on Schedule 1.1A (Commitments) hereto.
Section 3.Representations and Warranties. To induce the Administrative Agent and the Extending Lenders party hereto to enter into this Amendment Agreement, the Company (with respect to the representations and warranties in clauses (b) and (c) below) and each Current Loan Party (as defined below) (solely for itself, with respect to the representations and warranties in clause (a) below), hereby represents and warrants to the Administrative Agent and such Extending Lenders that:
(a)(i) Each of the Company and each Subsidiary Borrower (each a “Current Loan Party”) has the requisite power and authority to execute, deliver and perform its obligations under this Amendment Agreement, has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Amendment Agreement and has duly executed and delivered this Amendment Agreement and (ii) this Amendment Agreement constitutes a legal, valid and binding obligation of each Current Loan Party enforceable against such Current Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles (whether enforcement is sought by proceedings in equity or at law).
(b)As of the Amendment Effective Date, after giving effect to the transactions contemplated by this Amendment Agreement, no Default or Event of Default has occurred and is continuing.
(c)Each of the representations and warranties set forth in the Loan Documents is true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).
Section 4.Effectiveness of this Amendment Agreement. The effectiveness of this Amendment Agreement is subject to the satisfaction of the following conditions precedent (the date on which all of such conditions shall first be satisfied, the “Amendment Effective Date”):
(a)The Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the signatures of each Current Loan Party, the Lenders party hereto (who, collectively, constitute the Required Lenders under the Existing Credit Agreement) and the Administrative Agent.

(b)The Administrative Agent shall have received legal opinions, dated the Amendment Effective Date, of (i) Davis Polk & Wardwell LLP, New York counsel to the Company and (ii) an in house counsel of the Company serving as either the Secretary or an Assistant Secretary of the Company, in each case addressed to the Extending Lenders and the Administrative Agent as to matters previously agreed between the Company and the Administrative Agent.
(c)The Administrative Agent shall have received from the Company, for the account of and with respect to (i) each Extending Lender, a fee in an amount equal to [Redacted] of such Extending Lender’s (or its affiliates’) aggregate Commitments under the Credit Agreement on the Amendment Effective Date (the “Amended Commitments”) and (ii) each New Lender, a fee in an amount equal to [Redacted] of such New Lender’s aggregate Commitments under the Credit Agreement on the Amendment Effective Date.
(d)So long as reasonably requested in writing at least ten Business Days prior to the Amendment Effective Date, the Administrative Agent shall have received, at least three Business Days prior to the Amendment Effective Date, to the extent the Company qualifies as a “legal entity customer” under the Beneficial Ownership Regulation (as defined below), a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. As used herein, the term “Beneficial Ownership Regulation” shall mean 31 C.F.R. § 1010.230.
Section 5.Effect of this Amendment Agreement.
(a)Except as expressly set forth herein or in the Credit Agreement, this Amendment Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Existing Credit Agreement or any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement, which shall remain in full force and effect, except in each case as amended, restated, replaced and superseded hereby or by the Credit Agreement, or any instruments or other agreements executed as of the date hereof in connection herewith or therewith. Nothing herein shall be deemed to entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
(b)On and after the Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the “Credit Agreement” in any other Loan Document shall be deemed a reference to the Credit Agreement. This Amendment Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
Section 6.Governing Law. THIS AMENDMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 7.Costs and Expenses. The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment Agreement, including the reasonable fees, charges and disbursements of a single primary counsel for the Administrative Agent.
Section 8.Counterparts. This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” and words of like import in this Amendment Agreement shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
Section 9.Headings. The headings of this Amendment Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
Section 10.Incorporation of Credit Agreement Provisions. The provisions of Sections 10.12 (Submission to Jurisdiction; Waivers) and 10.17 (Waiver of Jury Trial) of the Credit Agreement shall apply herein as if fully set forth herein, mutatis mutandis.
[Remainder of page intentionally blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed and delivered by their respective duly authorized officers or representatives as of the day and year first above written.

FORD MOTOR COMPANY
By:	/s/ David A. Webb
Name: David A. Webb
Title: Vice President, Treasurer

[Signature Page to Fourth Amendment]

FORD MOTOR CREDIT COMPANY LLC
By:	/s/ Jason C. Behnke
Name: Jason C. Behnke
Title: Vice President – Assistant Treasurer
[Signature Page to Fourth Amendment]

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ Robert P. Kellas
Name: Robert P. Kellas
Title: Executive Director
[Signature Page to Fourth Amendment]